UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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BPZ Resources, Inc.
(Name of Registrant as Specified In Its Charter)

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BPZ Resources, Inc.
580 Westlake Park Boulevard, Suite 525
Houston, Texas 77079

July 27, 2009

Dear BPZ Resources, Inc. Shareholder:

I am pleased to invite you to the Special Meeting of the shareholders of BPZ Resources, Inc., a Texas corporation (hereinafter referred to as the “Company,” “BPZ,” “we,” “us” or “our”).  The meeting will be held at 10:00 a.m. local time on August 24, 2009 at the Corporate headquarters, 580 Westlake Park Boulevard, Suite 525, Houston, Texas 77079.

At the Special Meeting, you and the other shareholders will be asked to vote on the following:

1.               the issuance of up to 1,889,145 shares of BPZ’s common stock, no par value, to International Finance Corporation; and

2.               any other business that may properly come before the meeting and any adjournment or postponement.

Our Board of Directors has unanimously approved the proposal and recommends you vote in favor of the proposal.  Details relating to the matter to be voted upon are set forth in the proxy statement.  Please review the entire proxy statement carefully.  All shareholders of record as of the close of business on July 20, 2009 will be entitled to notice of, and to vote at, the Special Meeting or at any adjournment or postponement thereof.

We hope that you are able to join us at the Special Meeting on August 24, 2009.  Your vote on these matters is very important. To vote at the meeting, please either attend the meeting or you may vote by signing, dating and returning a proxy card.  If you have any questions about the procedure for voting your shares described in the attached proxy statement, please contact our Director of Investor Relations and Corporate Communications at (281) 556-6200.  If you plan to attend the Special Meeting in person, please call (281) 556-6200 to RSVP and get directions.

Thank you for your continued support.

Very truly yours,

/s/ Dr. Fernando Zúñiga y Rivero
Dr. Fernando Zúñiga y Rivero
Chairman of the Board

BPZ RESOURCES, INC.

580 Westlake Park Boulevard, Suite 525

Houston, Texas 77079

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TIME AND DATE	10:00 a.m., Central Daylight Time on Monday, August 24, 2009.

PLACE	Corporate headquarters - 5th floor
580 Westlake Park Boulevard, Suite 525
Houston, Texas 77079

ITEMS OF BUSINESS	• To approve the issuance of up to 1,889,145 shares of BPZ’s common stock, no par value, to International Finance Corporation; and

• To transact such other business as may properly come before the Meeting and any adjournment or postponement.

RECORD DATE	You can vote if you are a shareholder of record on July 20, 2009.

PROXY VOTING

It is important that your shares be represented and voted at the Special Meeting. You can vote your shares by completing and returning your proxy card or by voting in person at the meeting. See details under the heading “How do I vote?”

July 27, 2009	Dr. Fernando Zúñiga y Rivero
Chairman of the Board

This notice of special meeting and proxy statement and form of proxy are being distributed on or about July 27, 2009

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

To Be Held on August 24, 2009

The Company’s proxy statement is available online at

the website www.proxyvote.com.

BPZ RESOURCES, INC.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MONDAY, AUGUST 24, 2009

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND THE SPECIAL MEETING

What is the purpose of this proxy statement?

This proxy statement is solicited by and on behalf of the board of directors of the Company (the “Board of Directors”) for use at the Special Meeting of shareholders (the “Special Meeting”) to be held on August 24, 2009 at the Corporate headquarters, 580 Westlake Park Boulevard, Suite 525, Houston, Texas 77079, at 10:00 a.m. local time, or at any adjournments thereof.  The Board of Directors is soliciting your proxy to give all shareholders of record the opportunity to vote on matters that will be presented at the Special Meeting. This Proxy Statement provides you with information on these matters to assist you in voting your shares. The solicitation of proxies by the Board of Directors will be conducted primarily by mail and in person.  Additionally, officers, directors and employees of the Company may solicit proxies personally or by telephone, telegram or other forms of wire or facsimile communication.  These officers, directors and employees will not receive any extra compensation for these services.  We will reimburse brokers, custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of common stock, no par value, of the Company (the “Common Stock”).  We will bear the costs of the solicitation.

What is the purpose of the Special Meeting?

The purpose of the Special Meeting is to ask shareholders to: (i) approve the issuance of up to 1,889,145 shares of Common Stock to International Finance Corporation (“IFC”); and (ii) vote on any other business that properly comes before the Special Meeting (each a “Proposal,” and collectively, the “Proposals”).  Although the Board of Directors does not anticipate that any other issues will come before the Special Meeting, your completed and executed proxy gives the official proxies the right to vote your shares in their discretion on any other matter properly brought before the Special Meeting.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if shareholders holding a majority of the outstanding shares of Common Stock are present at the Special Meeting in person or by proxy.  Abstentions and broker non-votes count as present for the purposes of establishing a quorum. Shares of Common Stock held by the Company in its treasury are not entitled to vote and do not count toward a quorum. If a quorum is not present, the Special Meeting may be adjourned until a quorum is obtained.

How many votes are needed to approve each Proposal?

If a quorum is present, an affirmative vote of a majority of the votes cast of the shares entitled to vote on the matter and represented in person or by proxy at the Special Meeting will be required to approve Proposal One and decide any other matter that may properly be submitted to a vote at the Special Meeting.  Each holder of Common Stock is entitled to one vote on each matter that properly comes before the Special Meeting for each share of Common Stock held.  Shares of Common Stock do not carry cumulative voting rights.

How will the Board of Directors and executive management vote?

Together, the Board of Directors and executive management of the Company control approximately 15.0% of the voting power. The Board of Directors recommends that shareholders vote “FOR” the proposal and the Board of Directors and executive management intend to vote their shares in favor of the Proposal. Your vote is very important and you should promptly return your proxy card or vote in person at the Special Meeting.

How will abstentions be counted?

If you abstain from voting on any Proposal, you will effectively not vote on that item of business at the Special Meeting.

These votes are not considered to be votes cast for or against a Proposal and will have no effect on the voting of a Proposal.

What is a broker non-vote and how is it counted?

A broker non-vote occurs when a broker holds shares on your behalf but the broker does not receive instructions from you as to how to vote your shares in cases where specific authorization is required.  In these cases, the broker can register your shares as present at the meeting for purposes of attendance and obtaining a quorum, but will not be able to vote on those matters for which specific authorization is required.  Similar to abstentions, broker non-votes will have no effect on the voting of the Proposals that are on the agenda to be presented at the meeting.

What is the record date for voting at the Special Meeting?

The record date for purposes of determining the number of outstanding shares of Common Stock eligible to vote at the Special Meeting, and for determining the shareholders entitled to vote at the Special Meeting, is the close of business on July 20, 2009 (the “Record Date”).  On the Record Date, the Company had 113,399,234 shares outstanding of Common Stock.  No other series of stock is outstanding.  Except for IFC’s purchase right described in Proposal One, holders of the shares of Common Stock have no preemptive rights. The transfer agent for the Common Stock is ComputerShare Trust Company, Inc. (“ComputerShare”). ComputerShare’s telephone number is (303) 262-0600.

What is the difference between a “shareholder of record” and a “street name” holder?

These terms describe how your shares are held.  If your shares are registered directly in your name with ComputerShare, the Company’s transfer agent, you are a “shareholder of record.”  If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

How do I vote?

If your shares of Common Stock are held in “street name” by a broker, bank or other nominee, you will receive information from your nominee as to how to instruct them to vote your shares of Common Stock for each of the Proposals discussed in this proxy statement.

If you are a shareholder of record and hold Common Stock in your own name, you may give instructions on how to vote your shares of Common Stock by following the instructions on the proxy card on how to vote by phone or by mail by completing, signing, dating and returning the proxy card.

A proxy, when executed and not revoked, will be voted in accordance with its instructions. If no instructions are given, proxies will be voted FOR all of the Proposals.  As to any other matters that may properly come before the Special Meeting, the persons named on the proxy card will vote thereon in accordance with their best judgment. Votes will be tabulated by Broadridge Financial Solutions, Inc. (“Broadridge”).

How do I revoke my proxy?

You may revoke your proxy before the vote is taken at the Special Meeting by:

•             completing, signing and submitting a new proxy with a later date,

•             attending the Special Meeting and voting in person, or

•             filing a signed, written notice of revocation with the Corporate Secretary of the Company.

Your attendance at the Special Meeting will not automatically revoke your proxy.

You may obtain an additional proxy card by writing BPZ Resources, Inc., 580 Westlake Park Boulevard, Suite 525, Houston, Texas 77079, Attention: Corporate Secretary.  If the Common Stock you own is held on your behalf by a broker, bank or other nominee, you must contact the nominee to receive instructions as to how you can revoke your proxy.

PROPOSAL ONE
ISSUANCE OF UP TO 1,889,145 SHARES OF COMMON STOCK TO INTERNATIONAL FINANCE CORPORATION

We are seeking shareholder approval to permit us to sell up to 1,889,145 shares of Common Stock to IFC, which, when aggregated with the shares issued in our recent registered offering, will represent more than 20% of our outstanding shares of Common Stock.  Rules of the NYSE Amex, the exchange on which our Common Stock is listed, require us to seek shareholder approval for certain sales of shares if such sales, when aggregated, represent more than 20% of our outstanding shares of Common Stock.

Background

In June 2009, our Board of Directors approved certain capital raising efforts in order to improve our capital position and to retain additional capital for general corporate purposes.  On June 30, 2009, we closed a registered offering of 18,755,490 shares of Common Stock (approximately 19.9% of the shares then outstanding) at a price of $4.66 per share.  Net proceeds to the Company from the offering, after payment of placement agent fees and offering expenses, were approximately $83 million.

Pursuant to the Subscription Agreement dated December 16, 2006 (the “Subscription Agreement”) by and between IFC and us, IFC has the right, within 45 days of notice of the offering, to purchase shares of our Common Stock for the same price and terms as the participants in the registered offering to retain its proportionate ownership in the Company. As noted above, the price of the shares sold in the registered offering that closed on June 30, 2009 was $4.66 per share.  Notice of the proposed registered offering was given to IFC on June 17, 2009.  IFC has indicated it would like to exercise its purchase right to purchase up to 1,889,415 shares of Common Stock at the offering price of $4.66 per share to which it is entitled under the Subscription Agreement.  IFC is currently not obligated to purchase such shares, and it may elect to purchase less than such amount.  The NYSE Amex has advised us that NYSE Amex Rule 713 will apply to require shareholder approval of the proposed issuance of additional shares to IFC because, when aggregated with the issuance of shares of Common Stock in the registered offering, such issuance involves more than 20% of our outstanding Common Stock immediately prior to the registered offering at a price less than the greater of book or market value.  NYSE Amex has determined to aggregate the sales for purposes of this rule because the offering in June was priced below market price and because the NYSE Amex determined the registered offering was not broadly available to the public.  We are therefore seeking shareholder approval to permit us to sell up to 1,889,145 additional shares of Common Stock to IFC at a price of $4.66 per share.  Assuming the purchase of all 1,889,145 shares of Common Stock by IFC, gross proceeds to us would be approximately $8.8 million.

As of July 20, 2009, IFC currently holds approximately 8.5% of our outstanding Common Stock (IFC held approximately 10.2% of our outstanding Common Stock prior to the June 30, 2009 closing of the registered offering) as a result of its initial investment in us in December 2006, conversion of $15.5 million in convertible debt financing provided to us in November 2008, and its exercise of its purchase right under the Subscription Agreement with respect to offerings of our Common Stock.  In addition, we have a $15.0 million reserve-based lending facility with IFC.  If IFC purchases all 1,889,145 shares, it will hold approximately 10% of our outstanding Common Stock.  Any sale of such shares to IFC will be made by means of a prospectus pursuant to our shelf registration statement, as amended, originally filed on November 16, 2007 and declared effective on December 7, 2007, or pursuant to a private transaction providing for the shares to be registered for resale at a later time pending fulfillment of any applicable securities law requirements.

If we issue up to an additional 1,889,145 shares of common stock to IFC, we intend to use the proceeds from IFC, along with the proceeds from the registered offering, for general corporate purposes, including, without limitation, to fund the ongoing oil development in the Corvina and Albacora oil fields in the Company’s Block Z-1 offshore of Peru, a second platform for the Corvina field, certain capital expenditures needed to meet obligations related to the license contracts in our Blocks XIX, XXII and XXIII, and other general corporate purposes consistent with our operating plan as described in our filings with the Securities and Exchange Commission (“SEC”).

The issuance of additional shares to IFC, pursuant to their right to purchase additional shares under the Subscription Agreement, would affect the rights of existing holders of our Common Stock to the extent it reduces each existing shareholder’s proportionate ownership and voting rights in the Company.  Other than IFC’s right to purchase shares of our Common Stock in subsequent offerings to retain its proportionate ownership pursuant to the Subscription Agreement, holders of our Common Stock do not have any preemptive rights.

The Board of Directors believes that it is in our best interest to have shareholder approval to issue up to an additional 1,889,145 shares to IFC in excess of the 20% share limitation that would apply absent such approval under NYSE Amex Rule 713 because (i) such issuance would result in additional capital to continue developing our projects under our operating plan; (ii) while the issuance, when aggregated with the sale of shares of Common Stock in June would exceed 20% of our outstanding shares, the additional dilutive impact on the shareholders of the Company will be minimal (the shares proposed to be sold to IFC represent a maximum of approximately 2% of our outstanding shares of Common Stock calculated prior to the closing of the registered offering on June 30, 2009); and (iii) if we do not receive shareholder approval to permit us to issue up to an additional 1,889,415 shares of Common Stock to IFC, we may fail to comply with our obligations to IFC as set forth in the Subscription Agreement and may be potentially liable for the payment of any resulting damages to IFC.

Interest of Directors and Executive Officers

The Company’s directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.

Vote Required and Board of Directors’ Recommendation

The vote required to approve the proposal to issue up to 1,889,145 shares of Common Stock to IFC is the affirmative vote of the holders of a majority of the votes cast of the shares entitled to vote on this proposal and represented in person or by proxy at the Special Meeting.  Each holder of shares of Common Stock is entitled to one vote for each share of Common Stock held.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL 1 —  THE ISSUANCE OF UP TO 1,889,145 SHARES OF COMMON STOCK TO INTERNATIONAL FINANCE CORPORATION.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of July 20, 2009, except as otherwise set forth below, concerning the beneficial ownership of the Company’s Common Stock by each person who beneficially owns more than five percent of the Common Stock, its affiliates, and by each of the Company’s executive officers and directors, and by all executive officers and directors as a group.

Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned	Percent of Class (2)
Gordon Gray (3)	5,619,173	5.0%
Manuel Pablo Zúñiga-Pflücker (4)	4,847,716	4.3%
Fernando Zúñiga y Rivero (5)	4,747,323	4.2%
Frederic Briens	715,628	0.6%
Edward G. Caminos (6)	400,000	0.4%
Dennis G. Strauch (7)	362,500	0.3%
John J. Lendrum, III (8)	362,500	0.3%

All directors and executive officers as a group (seven persons)	17,054,840	15.0%

Centennial Energy Partners L.L.C. (9)
575 Lexington Avenue, 33rd floor
New York, NY 10022	11,026,917	9.7%

SPO Advisory Corp. (10)
(including affiliates and related investment funds)
591 Redwood Highway, Suite 3215
Mill Valley California 94941	10,729,613	9.5%

International Finance Corporation (11)
2121 Pennsylvania Avenue, N.W.
Washington, DC 20433	9,622,519	8.5%

Allied Crude Purchasing, Inc. (3)
3900 West Highway 180
Snyder, TX 79549	5,619,173	5.0%

(1)	Except as indicated herein, the business address for each beneficial owner is 580 Westlake Park Blvd, Suite 525, Houston, Texas 77079.

(2)	The calculations of percentage beneficial ownership are based on 113,399,234 shares issued as of July 20, 2009, plus any potentially dilutive securities for each person or group.

(3)

The shares reflected above as beneficially owned by Mr. Gray consist of 5,619,173 shares that he beneficially owns and controls through his sole ownership of Allied Crude Purchasing, Inc. Mr. Gray, through Allied Crude Purchasing, Inc. has pledged 1,500,000 shares of Common Stock to Snyder National Bank, for the purpose of providing collateral for a loan.

(4)	Mr. Zúñiga-Pflücker has pledged 625,240 shares of common stock to Goldman Sachs & Co., for the purpose of providing collateral for a loan.

(5)

The number of shares reflected above as beneficially owned by Dr. Zúñiga y Rivero includes 1,049,846 shares, 228,169 shares and 1,191,917 shares held in grantor retained annuity trusts, but does not include 81,563 shares held of record by his wife, Blanca Pflücker de Zúñiga, as Dr. Zúñiga y Rivero disclaims beneficial ownership of these shares.

(6)	The shares reflected above include options to purchase 100,000 shares of Common Stock.

(7)	The shares reflected above include options to purchase 24,500 shares of Common Stock.

(8)	The shares reflected above include options to purchase 312,500 shares of Common Stock.

(9)

All information in the table with respect to Centennial Energy Partners L.L.C. is based on the Schedule 13G filed by Centennial Energy Partners L.L.C. with the SEC on February 24, 2009 and information provided to the Company by Centennial Energy Partners L.L.C. Centennial Energy Partners L.L.C., as General Partner, and Peter K. Seldin, as managing member, have voting power and investment power over the shares of common stock. Centennial Energy Partners, L.L.C. and Peter K. Seldin may be deemed to share beneficial ownership over the shares of common stock.

(10)

All information with respect to SPO Advisory Corp. and its affiliates and related investment funds is based on the Schedule 13G filed with the SEC on July 6, 2009 by the following (collectively, the “SPO Reporting Persons”): SPO Partners II, L.P. (“SPO Partners”), SPO Advisory Partners, L.P. (“SPO Advisory Partners”), San Francisco Partners, L.P. (“SFP”), SF Advisory Partners, L.P. (“SF Advisory Partners”), SPO Advisory Corp., John H. Scully, William Oberndorf, William J. Patterson, and Edward H. McDermott. The Schedule 13G states that the SPO Reporting Persons may be deemed to constitute a “group” within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, although neither the fact of such filing nor anything contained therein shall be deemed to be an admission by the SPO Reporting Persons that a group exists.

The Schedule 13G provide, among other things, the following information regarding beneficial ownership of Common Stock by the SPO Reporting Persons:

• SPO Partners beneficially owns 10,280,113 shares. Acting through its sole general partner, SPO Advisory Partners, SPO Partners has sole voting and investment power over all such shares.

•   Because of its position as the sole general partner of SPO Partners, SPO Advisory Partners may be deemed to indirectly beneficially own 10,280,113 shares. Acting through its general partner, SPO Advisory Corp., and in its capacity as the sole general partner of SPO Partners, SPO Advisory Partners has the sole voting and investment power over all such shares.

• SFP beneficially owns 354,100 shares. Acting through its sole general partner, SF Advisory Partners, SFP has sole voting and investment power over all such shares.

•   Because of its position as the sole general partner of SFP, SF Advisory Partners may be deemed to indirectly beneficially own 354,100 shares. Acting through its general partner, SPO Advisory Corp., and in its capacity as the sole general partner of SFP, SF Advisory Partners has the sole voting and investment power over all such shares.

•   Because of its positions as the general partner of each of SPO Advisory Partners and SF Advisory Partners, SPO Advisory Corp. may be deemed to beneficially own 10,634,213 shares. Acting through its controlling persons and in its capacity as general partner of each of SPO Advisory Partners and SF Advisory Partners, SPO Advisory Corp. has the sole voting and investment power over all such shares.

•   Individually and because of his position as a control person of SPO Advisory Corp., John H. Scully may be deemed to beneficially own 10,644,413 shares. As one of four controlling persons of SPO Advisory Corp., which is the general partner of each of SPO Advisory Partners and SF Advisory Partners, Mr. Scully may be deemed to have shared voting and investment power with the other three control persons over 10,634,213 shares. Individually, Mr. Scully has sole voting and investment power over 10,200 shares beneficially owned and held in an Individual Retirement Account.

•   Individually and because of his position as a control person of SPO Advisory Corp., William E. Oberndorf may be deemed to beneficially own 10,717,913 shares. As one of four controlling persons of SPO Advisory Corp., which is the general partner of each of SPO Advisory Partners and SF Advisory Partners, Mr. Oberndorf may be deemed to have shared voting and investment power with the other three control persons over 10,634,213 shares. Individually Mr. Oberndorf has sole voting and investment power over 83,700 shares beneficially owned and held in an Individual Retirement Account.

•   Individually and because of his position as a control person of SPO Advisory Corp., William J. Patterson may be deemed to beneficially own 10,634,713 shares. As one of four controlling persons of SPO Advisory Corp., which is the general partner of each of SPO Advisory Partners and SF Advisory Partners, Mr. Patterson may be deemed to have shared voting and investment power with the other three control persons over 10,634,213 shares. Individually Mr. Patterson has sole voting and investment power over 500 shares beneficially owned and held in an Individual Retirement Account.

•   Individually and because of his position as a control person of SPO Advisory Corp., Edward H. McDermott may be deemed to beneficially own 10,635,213 shares. As one of four controlling persons of SPO Advisory Corp., which is the general partner of each of SPO Advisory Partners and SF Advisory Partners, Mr. Patterson may be deemed to have shared voting and investment power with the other three control persons over 10,634,213 shares. Individually Mr. McDermott has sole voting and investment power over 1,000 shares beneficially owned and held in an Individual Retirement Account.

(11)

All information in the table with respect to International Finance Corporation is based on the Schedule 13G filed by IFC with the SEC on April 6, 2009 and information provided to the Company by IFC. Based upon information provided to the Company by IFC, Mr. Lars Thunell — Executive Vice President has voting power and investment power over the shares of common stock.

Rule 13d-3 under the Securities Exchange Act of 1934, as amended, provides for the determination of beneficial owners of securities.  That rule includes as beneficial owners of securities, any person who directly or indirectly has, or shares, voting power and/or investment power with respect to such securities.  Rule 13d-3 also includes as a beneficial owner of a security any person who has the right to acquire beneficial ownership of such security within sixty days through any means, including the exercise of any option, warrant or conversion of a security.  Any securities not outstanding which are subject to such options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person.  Those securities are not deemed to be outstanding for the purpose of computing the percentage of the class by any other person.  Included in this table are only those derivative securities that have exercise prices which it is reasonable to believe could be “in the money” within sixty days of July 20, 2009.

SHAREHOLDER PROPOSALS FOR THE 2010 ANNUAL MEETING OF SHAREHOLDERS

Under the rules of the SEC, if you want the Company to consider including a proposal in next year’s proxy statement for our annual meeting of shareholders, you must submit the proposal in writing to BPZ Resources, Inc., 580 Westlake Park Boulevard, Suite 525, Houston, Texas 77079, Attention: Corporate Secretary, no later than 5:00 pm Central Standard Time on January 15, 2010.

Under our bylaws, and as permitted by the rules of the SEC and Texas state law, certain procedures are provided that a shareholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of shareholders.  These procedures provide that nomination for directors or for other business to be properly brought before an annual meeting by a shareholder notice must be submitted in writing to the secretary of the Company at our principal executive offices.  We must receive the notice of your intention to introduce a nomination or other item of business at our 2010 Annual Meeting of

Shareholders no later than the close of business on the ninetieth day, nor earlier than the one hundred twentieth day, prior to the first anniversary of the preceding year’s annual meeting.  We must therefore receive your notice no sooner than February 26, 2010 and no later than 5:00 pm Central Standard Time on March 28, 2010.

Notice of a proposed director nomination must include the following information regarding the director nominee:

•      name;

•      age;

•      business, mailing or residence address;

•      principal occupations and employment during the past five years;

•                  the additional information that would be required to be disclosed under the rules of the SEC in a proxy statement soliciting proxies for election of directors in an election contest; and

•                  a written consent of such nominee to be named in the proxy statement as a nominee and to serve as a director of elected.

Notice of a proposed item of business must include:

•                  a brief description of the business desired to be brought before the meeting, the reason for conducting such business at the meeting; and

•                  any material interest of the shareholder, and any beneficial owner on whose behalf the proposal is made in such business.

In addition, as to any shareholder giving notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, the notice must include:

•                  the name and address of such shareholder, as they appear on the Company’s books, and of such beneficial owner; and

•                  the class or series and number of shares of the Company which are owned beneficially and of record by such shareholder and such beneficial owner.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The information incorporated by reference into this proxy statement is an important part of this proxy statement.  Any statement contained in a document that is incorporated by reference into this proxy statement is automatically updated and superseded if information contained in this proxy statement, or information that we later file with the SEC, modifies or replaces the information.  The following items in documents filed by the Company with the SEC are incorporated by reference into this proxy statement:

•                  Part II, Items 7, 7A, 8 and 9 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008; and

•                  Part I, Items 1, 2 and 3 of the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2009.

We will provide to each person, including any beneficial owner, to whom this proxy statement is delivered, a free copy of any or all of the information that has been incorporated by reference into this proxy statement but not delivered with this proxy statement.  Please direct your written request to BPZ Resources, Inc., 580 Westlake Park Boulevard, Suite 525, Houston, Texas 77079, Attention: Director of Investor Relations and Corporate Communications.  Our Annual Report on Form 10-K for the year ended December 31, 2008, our Quarterly Report on Form 10-Q for the period ended March 31, 2009 and other filings with the SEC may also be accessed through our website at www.bpzenergy.com or the SEC’s website at www.sec.gov.

AVAILABLE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other documents with the Commission under the Securities Act of 1934, as amended. Our file number is 001-12697. The public may read and copy any materials that we file with the Commission at the Commission’s Public Reference Room at Headquarters Office, 100 F Street, NE, Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. Also, the Commission maintains an Internet website that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the Commission. The public can obtain any documents that we file electronically with the Commission at http://www.sec.gov. In addition, the Company maintains a website (www.bpzenergy.com) on which we also make available, free of charge, all of the Company’s above mentioned filings with the Commission, including Forms 3, 4 and 5 filed with respect to our equity securities under Section 16(a) of the Securities Act of 1934. These filings will be available as soon as reasonably practicable after we electronically file such material with, or furnish it to, the Commission.

OTHER MATTERS

Neither we nor any of the persons named as proxies know of any matters other than those described above to be voted on at the Special Meeting.  However, if any other matters are properly presented at the Special Meeting, it is the intention of the persons named as proxies to vote in accordance with their best judgment on these matters, subject to the discretion of the Board of Directors.

By order of the Board of Directors,

/s/ Dr. Fernando Zúñiga y Rivero
Dr. Fernando Zúñiga y Rivero
Chairman of the Board

Appendix A

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
BPZ Resources, Inc.
Houston, Texas

We hereby consent to the incorporation by reference in this proxy statement on Schedule 14A of BPZ Resources, Inc. of our report dated February 27, 2009, relating to the consolidated financial statements and the effectiveness of BPZ Resources, Inc. and Subsidiaries’ internal control over financial reporting, which appears in BPZ Resources, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2008.

/s/ Johnson Miller & Co., CPA’s PC
Midland, Texas

[•], 2009

A-1

BPZ RESOURCES, INC.

580 WESTLAKE PARK

BLVD.  SUITE 525

HOUSTON, TX 77079

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by BPZ Resources, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59  P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to BPZ Resources, Inc., c/o Broadridge,  51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	BPZRS1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BPZ RESOURCES, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
PROPOSAL 1.

1.	Vote on Proposal	For	Against	Abstain

	Proposal to issue up to 1,889,145 shares of common stock to International Finance Corporation.	☐	☐	☐

Authorized Signatures - This Section must be completed for your instructions to be executed.

( NOTE:   Please sign exactly as your name(s)  appear(s)  hereon.  All holders must sign.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.)

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

BPZ RESOURCES, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 24, 2009

The undersigned hereby appoints Dr. Fernando Zúñiga y Rivero and Manuel Pablo Zúñiga-Pflücker, or either of them, as proxies,  with full power of substitution, and hereby authorizes each of them to vote, as designated on the reverse side, all shares of Common Stock of BPZ Resources, Inc. held of record by the undersigned on July 20, 2009 at the Special Meeting of Shareholders of BPZ Resources, Inc. on August 24, 2009, and any adjournments or postponements thereof, with all the powers that the undersigned would possess if personally present.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. THE PROXIES NAMED HEREIN ARE HEREBY AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

[SEE REVERSE SIDE]